Exhibit 32.2

                   Certification pursuant to 18 U.S.C. 1350,
                     as adopted pursuant to Section 906 of
                         the Sarbanes-Oxley Act of 2001.

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In connection with the Quarterly Report of OSK CAPITAL II CORP.(the "Company") on Form 10-QSB for the quarter ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George Metrakos , Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 17, 2006

                                    /s/ George Metrakos
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                                    George Metrakos
                                    Chief Accounting Officer